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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           SPDR(R) Index Shares Funds
             (Exact name of registrant as specified in its charter)


               Massachusetts                              See Below
--------------------------------------------------------------------------------
  (State of incorporation or organization)       (I.R.S. Employer Identification
                                                            number)



One Lincoln Street, Boston, Massachusetts                    02111
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(Address of principal executive offices)                   (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:




        TITLE OF EACH CLASS                             NAME OF THE EXCHANGE ON                  I.R.S. EMPLOYER
        TO BE SO REGISTERED                     WHICH EACH CLASS IS TO BE SO REGISTERED       IDENTIFICATION NUMBER
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
SPDR(R) S&P(R) International Mid Cap ETF                American Stock Exchange                   26-1702171

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SPDR(R) S&P(R) Emerging Markets Small Cap ETF           American Stock Exchange                   26-1702217

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SPDR(R) DJ Wilshire Global Real Estate ETF              American Stock Exchange                   26-1947861

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

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-92106

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.  Description of Registrant's Securities to be Registered

A description of the shares of beneficial interest, $0.01 per value ("Shares"), of each of the SPDR(R) S&P(R) International Mid Cap ETF, SPDR(R) S&P(R) Emerging Markets Small Cap ETF and SPDR(R) DJ Wilshire Global Real Estate ETF, each a series of the registrant, is set forth in Post-Effective Amendment No. 18 to the registrant's Registration Statement on Form N-1A (Securities Act file number 333-92106; Investment Company Act file number 811-21145), as filed with the Securities and Exchange Commission on May 7, 2008, which description is incorporated herein by reference. Any form of supplement to the registrant's Registration Statement on Form N-1A that is subsequently filed is hereby also incorporated by reference herein.

Item 2.  Exhibits

(a)(1) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(i) to the registrant's Registration Statement on Form N-1A.

(a)(2) Registrant's Amendment to the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(ii) to the registrant's Registration Statement on Form N-1A.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the registrant's Registration Statement on Form N-1A.

(c) Registrant's Form of Global Certificate, incorporated herein by reference to Item 2(c) to the registrant's registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007 (Securities Exchange Act file number 001-31471).



                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR INDEX SHARES FUNDS


By:   /s/ Ryan M. Louvar
      -------------------
      Ryan M. Louvar
      Assistant Secretary


Date: May 9, 2008